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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------


                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 6, 2001


                         Commission File Number: 0-25427

                                ----------------

                                NETOBJECTS, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                                     94-3233791
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
 Incorporation or Organization)


301 Galveston Drive, Redwood City, California              94063
   (Address of Principal Executive Offices)              (Zip Code)


                                 (650) 482-3200
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On February 19, 2001 NetObjects, Inc. completed the sale of its Enterprise division to Merant Incorporated. The gross proceeds from the sale was approximately $18 million in cash, of which $4 million was paid in December, 2000 for the option to purchase the division. The sale and other transactions directly related to the sale were consummated on February 19, 2001 and resulted in an estimated net gain of $15.3 million for the Company, subject to a final determination of the carrying value of the assets sold. The information regarding the sale of the Company's sale of the Enterprise division is set forth in the Company's Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on January 22, 2001.

         The Company presently intends to use the net proceeds of the sale to fund general corporate expenses and transition to its new business model.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements

         None.

     (b) Pro Forma Financial Information

               - Pro Forma Unaudited Condensed Consolidated Balance Sheet as of December 31, 2000 appearing on page 4 of this Form 8-K.

               - Pro Forma Unaudited Condensed Consolidated Statement of Operations for the quarter ended December 31, 2000 appearing on page 5 of this Form 8-K.

               - Pro Forma Unaudited Condensed Consolidated Statement of Operations for the three fiscal years ended September 30, 2000, 1999, and 1998, respectively appearing on pages 6 through 8 of this Form 8-K.

     (c) Exhibits

         Exhibit 2.3       Asset sale and purchase agreement.
         Exhibit 2.4       Technology license agreement.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         NETOBJECTS, INC.


Date: March 6, 2001                      By: /s/ Samir Arora
                                             -----------------------------------
                                             Samir Arora
                                             Chairman of the Board, Chief
                                             Executive Officer, and President

                        NETOBJECTS, INC. AND SUBSIDIARIES
                         Pro Forma Financial Information

The following pro forma unaudited financial information presents the Company's pro form unaudited condensed balance sheet as of December 31, 2000 and the Company's pro forma unaudited condensed consolidated statements of operations for the quarter ended December 31, 2000 and the fiscal years ended September 30, 2000, 1999, and 1998 respectively. The pro forma unaudited financial information give effect to (i) the Sale, including the payment of legal fees and costs incurred as a direct result of the Sale, and (ii) the certain curtailment of inventory obsolescence accruals and deferred revenue which resulted from the Sale. The pro forma adjustments were recorded as if the sale had occurred as of December 31, 2000 and, for purposes of the pro forma unaudited condensed consolidated statements of operations, the results as previously reported, have been amended to reflect the discontinued operations of the Enterprise division.

This pro forma unaudited financial information does not purport to represent what the Company's actual financial position and operating results would have been had such events actually occurred on the aforementioned dates. The pro forma unaudited financial information also does not purport to serve as a forecast of the Company's financial position or results of operations for any future periods.

The pro forma  adjustments  are based upon currently  available  information and upon certain assumptions that management believes are reasonable in the circumstances. This pro forma financial information should be read in conjunction with the Company's audited consolidated financial statements as of fiscal year ended September 30, 2000 appearing in the Company's Form 10-K for fiscal year 2000, and the unaudited condensed consolidated financial statements as of and for the fiscal quarter ended December 31, 2000 appearing in the Company's Form 10-Q for the quarter then ended.

Basic net loss per share is computed using the weighted-average number of outstanding shares of common stock, excluding shares of common stock subject to repurchase. Diluted net loss per share is computed using the weighted-average number of shares of common stock outstanding and, when dilutive, potential common shares from stock subject to repurchase, options and warrants to purchase common stock using the treasury stock method and from convertible securities on an "as if-converted" basis. All potential common shares have been excluded from the computation of diluted net loss per share for all periods presented because the effect would have been antidilutive.

                                                  NETOBJECTS, INC. AND SUBSIDIARIES
                                      Pro Forma Unaudited Condensed Consolidated Balance Sheet
                                                       As of December 31, 2000
                                                           (in thousands)
                                                                                      NetObjects       Pro Forma
                                                                                     As Reported      Adjustments         Pro Forma
                                                                                     -----------      -----------         ---------
                                  Assets
Current assets:
     Cash and cash equivalents                                                         $   2,848       $  14,000 (a)      $  16,848
     Accounts receivable, net of allowance for doubtful accounts of $2,818                 3,211            --                3,211
     Note receivable                                                                       1,500            --                1,500
     Prepaid expenses and other current assets                                             3,693          (1,833)(b)          1,860
                                                                                       ---------       ---------          ---------
         Total current assets                                                             11,252          12,167             23,419
Property and equipment, net                                                                2,369            --                2,369
Goodwill and other intangible assets, net of accumulated amortization                      8,291            --                8,291
Other long-term assets                                                                     1,968            --                1,968
                                                                                       ---------       ---------          ---------
         Total assets                                                                  $  23,880       $  12,167          $  36,047
                                                                                       =========       =========          =========
                   Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable                                                                      2,057           1,191 (c)          3,248
     Accrued compensation                                                                  1,035            --                1,035
     Other accrued liabilities                                                             4,220            (114)(d)          4,106
     IBM note payable                                                                        750            --                  750
     Advance on sale of Enterprise division                                                4,000          (4,000)(e)           --
     Deferred revenue                                                                      2,153            (188)(f)          1,965
     Current portion of capital lease obligations                                            141            --                  141
                                                                                       ---------       ---------          ---------
         Total current liabilities                                                        14,356          (3,111)            11,245
     Capital lease obligations, less current portion                                          28            --                   28
                                                                                       ---------       ---------          ---------
Total liabilities                                                                         14,384          (3,111)            11,273

Stockholders' equity
     Common stock                                                                            316            --                  316
     Treasury stock                                                                          (26)           --                  (26)
     Additional paid in capital                                                          132,006            --              132,006
     Notes receivable from stockholders                                                     (598)           --                 (598)
     Accumulated other comprehensive income                                                  (97)           --                  (97)
     Deferred stock-based compensation                                                      (254)           --                 (254)
     Accumulated deficit                                                                (121,851)         15,278 (g)       (106,573)
                                                                                       ---------       ---------          ---------
         Total stockholders' equity                                                        9,496          15,278             24,774
                                                                                       ---------       ---------          ---------
         Total liabilities and stockholders' equity                                    $  23,880       $  12,167          $  36,047
                                                                                       =========       =========          =========

     (a) To record $14,000,000 of purchase consideration paid by Merant Inc. on February 19, 2001.

     (b) To reflect termination of prepaid leadsource contract of $1,385,000 related to the Enterprise division, legal fees of $335,000 and the deferred charge for obsolescence on inventory transferred to Merant Inc. of $113,000 under the terms of the purchase agreement. Both charges incurred are a direct result of the sale and have been charged against the gain on the sale of the Enterprise division.

     (c) To record the obligation to pay advisory fees of $1,000,000 to Broadview under the terms of the purchase agreement, estimated additional unbilled legal fees of $75,000, $53,000 of tradeshow expenses and credit memos of $63,000 to be issued to Enterprise customers for services that will not be performed by NetObjects, Inc. All items are related to the sale of the Enterprise division.

     (d) To record the reduction of inventory reserve attributable to inventory transferred to Merant, Inc.

     (e) To reflect the purchase price advance received in December, 2000 as part of the gain on the sale of the Enterprise division.

     (f) To record the reduction of deferred revenue for services that are no longer required to be performed by NetObjects, Inc. related to the Enterprise division.

     (g) The $15,278,000 gain from the sale of the Enterprise division includes the $18,000,000 purchase price, net of advisory fees, legal fees, tradeshow fees and deferred revenue recognized related to the Enterprise division.

                                                  NETOBJECTS, INC. AND SUBSIDIARIES
                                 Pro Forma Unaudited Condensed Consolidated Statement of Operations
                                               For the quarter ended December 31, 2000
                                                           (in thousands)


                                                                               NetObjects         Pro Forma             Pro Forma
                                                                               As Reported        Adjustments            Combined
                                                                              ------------       ------------          ------------
Net sales                                                                     $      1,513       $       --            $      1,513
Cost of revenues                                                                     2,430               --                   2,430
                                                                              ------------       ------------          ------------
         Gross profit                                                                 (917)              --                    (917)

Operating expenses:
     Sales and marketing                                                             3,595               --                   3,595
     Research and development                                                        2,668               --                   2,668
     General and administrative                                                      1,278               --                   1,278
     Amortization of intangible assets                                               2,399               --                   2,399
     Terminated investment activities                                                  914               --                     914
     Stock-based compensation                                                          116               --                     116
                                                                              ------------       ------------          ------------
         Total operating expenses                                                   10,970               --                  10,970
                                                                              ------------       ------------          ------------

Operating Loss                                                                     (11,887)              --                 (11,887)
Interest income                                                                         58               --                      58
                                                                              ------------       ------------          ------------

     Loss before income taxes                                                      (11,829)              --                 (11,829)
                                                                              ------------       ------------          ------------

Income taxes                                                                            12               --                      12
                                                                              ------------       ------------          ------------

     Net loss from continuing operations                                           (11,841)              --                 (11,841)
     Net loss from discontinued operations of Enterprise division                   (2,571)                                  (2,571)
     Gain from sale of Enterprise division                                            --               15,278(a)             15,278
                                                                              ------------       ------------          ------------
     Net loss                                                                      (14,412)            15,278                   866

Translation adjustment                                                                  (8)              --                      (8)
     Comprehensive Loss                                                       $    (14,420)      $     15,278          $        858
                                                                              ============       ============          ============
Basic and diluted net income (loss) per share                                 $      (0.46)                            $       0.03
                                                                              ============                             ============

Shares used to calculate basic and diluted net loss per share                   31,632,125                               31,632,125
                                                                              ============                             ============

     (a) The $15,278,000 gain from the sale of the Enterprise division includes:

            (i)   $14,000,000 received from Merant, Inc. on February 19, 2001.

            (ii) $4,000,000 advance received from Merant, Inc. on December 21, 2000.

            (iii) $1,385,000 of leadsource  contract  terminated due to the sale of the division.

            (iv) $1,000,000 accrued advisory fees related to the sale of the Enterprise division.

            (v) $410,000 of legal fees related to the sale; $335,000 of the total legal fees were reflected in the December, 2000 accounts payable balance, the remaining $75,000 being estimated legal fees related to the close of the sale.

            (vi) $188,000 of deferred revenue recognized at the basis of the transfer of service obligation to Merant under the sale of the Enterprise division, net of $63,000 in credit memos due to customers.

            (vii) $53,000  of  tradeshow  expenses  related  to  the  Enterprise division that NetObjects, Inc. is contractually obligated to pay regardless of attendance.

                                                  NETOBJECTS, INC. AND SUBSIDIARIES
                                 Pro Forma Unaudited Condensed Consolidated Statement of Operations
                                            For the fiscal year ended September 30, 2000
                                                           (in thousands)


                                                                           NetObjects           Pro Forma
                                                                          As Reported           Adjustments             Pro Forma
                                                                          ------------         ------------            ------------
Net sales                                                                 $     34,218         $    (10,551)           $     23,667
Cost of revenues                                                                11,289               (5,317)                  5,972
                                                                          ------------         ------------            ------------
Gross profit                                                                    22,929               (5,234)                 17,695

Operating expenses:
     Sales and marketing                                                        28,377               (4,199)                 24,178
     Research and development                                                   13,068               (2,668)                 10,400
     General and administrative                                                  5,809                 --                     5,809
     Amortization of goodwill                                                    8,297                 --                     8,297
     Stock-based compensation                                                      626                 --                       626
     In-process research and development                                         1,443                 --                     1,443
                                                                          ------------         ------------            ------------
         Total operating expenses                                               57,620               (6,867)                 50,753
                                                                          ------------         ------------            ------------

Operating loss                                                                 (34,691)               1,633                 (33,058)
Interest income                                                                    962                 --                       962
                                                                          ------------         ------------            ------------
                                                                               (33,729)               1,633                 (32,096)
                                                                          ------------         ------------            ------------

Provision for income taxes                                                          82                 --                        82
                                                                          ------------         ------------            ------------

     Net loss from continuing operations                                       (33,811)               1,633                 (32,178)

     Net loss from discontinuing operations                                       --                 (1,633)(a)              (1,633)
     Gain from the sale of discontinued operations                                --                 15,278 (b)              15,278
                                                                          ------------         ------------            ------------
     Net loss                                                                  (33,811)              15,278                 (18,533)

Translation adjustment                                                             (59)                --                       (59)

     Comprehensive loss                                                   $    (33,870)        $     15,278            $    (18,592)
                                                                          ============         ============            ============

Basic and diluted net loss per share                                      $      (1.16)                                $      (0.64)
                                                                          ============                                 ============

Shares used to calculate basic and diluted net
income (loss) per share                                                     29,227,545                                   29,227,545
                                                                          ============                                 ============


     (a) The net loss from discontinued operations is related to the sale of the Enterprise division on February 19, 2001.

     (b) The $15,278,000 gain from the sale of the Enterprise division has been calculated on a consistent basis as of December 31, 2000.

                                                  NETOBJECTS, INC. AND SUBSIDIARIES
                                 Pro Forma Unaudited Condensed Consolidated Statement of Operations
                                           For the fiscal year ended September 30, 1999
                                                           (in thousands)


                                                                             NetObjects          Pro Forma
                                                                            As Reported          Adjustments             Pro Forma
                                                                            ------------        ------------           ------------
Net sales                                                                   $     22,215        $     (4,531)          $     17,684
Cost of revenues                                                                   6,225              (2,218)                 4,007
                                                                            ------------        ------------           ------------
Gross profit                                                                      15,990              (2,313)                13,677

Operating expenses:
     Sales and marketing                                                          18,800              (2,580)                16,220
     Research and development                                                      9,358              (2,524)                 6,834
     General and administrative                                                    4,314                --                    4,314
     Amortization of goodwill                                                       --                  --                     --
     Stock-based compensation                                                        559                --                      559
     In-process research and development                                            --                  --                     --
                                                                            ------------        ------------           ------------
         Total operating expenses                                                 33,031              (5,104)                27,927
                                                                            ------------        ------------           ------------

Operating loss                                                                   (17,041)              2,791                (14,250)
Interest income                                                                     (745)               --                     (745)
Accretion of discount on debt                                                     (1,653)               --                   (1,653)
Interest charge on beneficial conversion feature on
  convertible debt                                                                (7,457)               --                   (7,457)
                                                                            ------------        ------------           ------------
     Total other expense                                                          (9,855)               --                   (9,855)
                                                                            ------------        ------------           ------------
     Loss before income taxes                                                    (26,896)              2,791                (24,105)
                                                                            ------------        ------------           ------------
Provision for income taxes                                                            44                --                       44
                                                                            ------------        ------------           ------------

     Net loss from continuing operations                                         (26,940)              2,791                (24,149)
     Net loss from discontinuing operations                                         --                (2,791)(a)             (2,791)
     Gain on the sale from the discontinued operations                              --                15,278 (b)             15,278
                                                                            ------------        ------------           ------------
     Net loss                                                                    (26,940)             15,278                (11,662)

     Comprehensive loss                                                     $    (26,940)       $     15,278           $    (11,662)
                                                                            ============        ============           ============
Basic and diluted net loss per share                                        $      (2.40)                              $      (1.04)
                                                                            ============                               ============
Shares used to calculate basic and diluted net income
  (loss) per share                                                            11,215,118                                 11,215,118
                                                                            ============                               ============


     (a) The net loss from discontinued operations is related to the sale of the Enterprise division on February 19, 2001.

     (b) The $15,278,000 gain from the sale of the Enterprise division has been calculated on a consistent basis as of December 31, 2000

                                                  NETOBJECTS, INC. AND SUBSIDIARIES
                                 Pro Forma Unaudited Condensed Consolidated Statement of Operations
                                            For the fiscal year ended September 30, 1998
                                                           (in thousands)


                                                                            NetObjects           Pro Forma
                                                                           As Reported          Adjustments             Pro Forma
                                                                           -----------          -----------             -----------
Net sales                                                                  $    15,270          $    (2,072)            $    13,198
Cost of revenues                                                                 5,093                 (430)                  4,663
                                                                           -----------          -----------             -----------
Gross profit                                                                    10,177               (1,642)                  8,535

Operating expenses:
     Sales and marketing                                                        17,114               (6,134)                 10,980
     Research and development                                                   10,231               (1,812)                  8,419
     General and administrative                                                  3,575                 --                     3,575
     Amortization of goodwill                                                     --                   --                      --
     Stock-based compensation                                                      227                 --                       227
     In-process research and development                                          --                   --                      --
                                                                           -----------          -----------             -----------
         Total operating expenses                                               31,147               (7,946)                 23,201
                                                                           -----------          -----------             -----------

Operating loss                                                                 (20,970)               6,304                 (14,666)

Interest income                                                                 (1,194)                --                    (1,194)
                                                                           -----------          -----------             -----------

     Loss before income taxes                                                  (22,164)               6,304                 (15,860)
                                                                           -----------          -----------             -----------

Provision for income taxes                                                          60                 --                        60
                                                                           -----------          -----------             -----------


     Net loss from continuing operations                                       (22,224)               6,304                 (15,920)
     Net loss from discontinuing operations                                       --                 (6,304)(a)              (6,304)
     Gain on sale of Enterprise division                                          --                 15,278 (b)              15,278
                                                                           -----------          -----------             -----------
     Net loss                                                                  (22,224)              15,278                  (6,946)

     Comprehensive loss                                                    $   (22,224)         $    15,278             $    (6,946)
                                                                           ===========          ===========             ===========
Basic and diluted net loss per share                                       $    (12.26)                                 $     (3.83)
                                                                           ===========                                  ===========
Shares used to calculate basic and diluted net
  income (loss) per share                                                    1,812,484                                    1,812,484
                                                                           ===========                                  ===========

     (a) The net loss from discontinued operations is related to the sale of the Enterprise division on February 19, 2001.

     (b) The gain of $15,278,000 from the sale of the Enterprise division has been calculated on a consistent basis as of December 31, 2000.

                                NetObjects, Inc.
                                Index to Exhibits


     Exhibit Number       Description
     --------------       -----------
          2.3             Asset sale and purchase agreement
          2.4             Technology license agreement